UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
February 4, 2016
HAWKINS, INC.
(Exact name of registrant as specified in charter)

Minnesota	0-7647	41-0771293
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 Rosegate Roseville, MN		55413
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (612-331-6910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 5, 2016, the Board of Directors of Hawkins, Inc. appointed Daniel J. Stauber to fill a newly created vacancy on its Board of Directors.
Mr. Stauber has been Chief Brand Officer for Stauber Performance Ingredients, Inc., a wholly owned subsidiary of Hawkins, Inc., since December 2015. He previously served Stauber as Chief Executive Officer from 1998 to 2015, President from 1994 to 1998 and various other positions from 1984 to 1994.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKINS, INC.

HAWKINS, INC.

Date: February 4, 2016	By:	/s/ Kathleen P. Pepski
Kathleen P. Pepski
Vice President, Chief Financial Officer, and Treasurer